POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Hvide Marine Incorporated, a corporation organized under the laws of the State of Florida (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-8 under the Securities Act of 1933, any and all documents in support of or supplemental to said registration statement by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of January 9, 1997.

                                                   Hvide Marine Incorporated



Attest:   /S/ GENE DOUGLAS                  By:   /S/ J. ERIK HVIDE
            Gene Douglas                           J. Erik Hvide
             Secretary          Chairman, President, and Chief Executive Officer



     /S/ J. ERIK HVIDE                                    /S/ JOHN H. BLANKLEY
       J. Erik Hvide                                       John H. Blankley
Chairman of the Board of Directors, President, Executive Vice President -- Chief
    Chief Executive Officer and Director        Financial Officer, and Director
     (Principal Executive Officer)



  /S/ DONALD L. CALDERA                              /S/ JOHN KRUMENACKER
      Donald L. Caldera                                 John Krumenacker
 Executive Vice President and Director                     Controller
                                              (Principal Accounting Officer)



   /S/ EUGENE F. SWEENEY                       /S/ ROBERT B. CALHOUN, JR.
     Eugene F. Sweeney                             Robert B. Calhoun, Jr.
Executive Vice President and Director                   Director




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  /S/ GERALD FARMER                                 /S/ JEAN FITZGERALD
     Gerald Farmer                                      Jean Fitzgerald
        Director                                            Director



 /S/ JOHN LEE                                       /S/ WALTER C. MINK
   John Lee                                             Walter C. Mink
   Director                                                Director



 /S/ ROBERT RICE                                    /S/ RAYMOND B. VICKERS
     Robert Rice                                        Raymond B. Vickers
      Director                                               Director